UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 30, 2005
                Date of report (date of earliest event reported)

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                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)
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         Delaware                       0-24073               13-3817344
(State or Other Jurisdiction     (Commission File Number)   (IRS Employer
     of Incorporation)                                      Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14D-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Section 5 - Corporate Governance and Management

Item 5.02(d) Election of New Director

On November 30, 2005, the Board of Directors of the Company appointed Lt. Gen. (Ret.) Ronald V. Hite to serve as Director of the Company until our 2006 Annual Meeting of Stockholders. Lt. Gen. Hite will also serve as a member of the Audit Committee.

A press release was issued on December 1, 2005 announcing the appointment of Lt. Gen. (Ret.) Ronald V. Hite. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Section 9 - Financial Statements Exhibits

Item 9.01   Financial Statements and Exhibits

(c)       Exhibits

Exhibit No.         Description

99.1*      Press release dated December 1, 2005, issued by Digital Fusion, Inc.


*  Filed herewith.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2005

                                DIGITAL FUSION, INC.



                                By:  /s/ Elena I. Crosby
                                   --------------------------------------
                                Elena I. Crosby, Corporate Secretary





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                                  EXHIBIT INDEX

Exhibit No.                Description
99.1*       Press release dated December 1, 2005, issued by Digital Fusion, Inc.


*Filed herewith.